UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018 (May 2, 2018)

Carriage Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, Suite 300 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 332-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2018, Carriage Services, Inc. (the “Company”) entered into privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of holders (the “Noteholders”) of its outstanding 2.75% Convertible Subordinated Notes due 2021 (the “Convertible Notes”), pursuant to which the Company agreed to exchange (the “Exchanges”) approximately $115 million in aggregate principal amount of the Convertible Notes held by the Noteholders for an aggregate of approximately $75.2 million in cash and 2,822,859 newly issued shares (the “Exchange Shares”) of the common stock of the Company, par value $.01 per share, pursuant to a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Company anticipates that the Exchanges will settle on or about May 7, 2018. Upon settlement of the Exchanges, the aggregate principal amount of the Convertible Notes outstanding is expected to be reduced to approximately $29 million.

The foregoing description of the Exchange Agreements is qualified in its entirety by reference to the form of exchange agreement filed as Exhibit 10.1 of this Current Report, which is incorporated by reference herein.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the issuance of the Exchange Shares pursuant to the Exchanges is incorporated by reference into this Item 3.02.

ITEM 7.01.   REGULATION FD DISCLOSURE

On May 3, 2018, the Company issued a press release in connection with entering into the Exchange Agreements and the Exchanges. The press release is attached hereto as Exhibit 99.1 of this Current Report and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Neither this Current Report on Form 8-K nor Exhibit 99.1 incorporated by reference herein constitutes an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 9.01.2   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Form of Exchange Agreement.

99.1	Press Release of Carriage Services, Inc. dated May 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018

CARRIAGE SERVICES, INC.

By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer and Secretary